UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2025
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    Entry into a Material Definitive Agreement.
On November 5, 2025, the Company entered into Amendment No. 2 to the Fifth Amended and Restated Credit Agreement and Consent Agreement by and among the Company and certain of its subsidiaries as Borrowers, certain of its subsidiaries as Guarantors, PNC Bank, National Association, as Administrative Agent, and the financial parties thereto (the, "Lenders") (“Amendment No. 2”). Amendment No. 2 amends the Credit Facility and provides for certain covenant relief and restrictions through the Credit Facility's termination date of November 2, 2026. Amendment No. 2 supersedes certain terms of the Credit Facility and Amendment No. 1 beginning November 5, 2025 and ending at the Credit Facility's termination date of November 2, 2026. Amendment No. 2 amends certain Credit Facility terms and provides covenant relief as follows:
•borrowing capacity is reduced from $275,000 to $225,000;
•the sale of the Control Devices business (as defined) is a permitted transaction and upon notice will result in the reduction of the Credit Facility commitment, at the lesser of $50,000 or the net cash proceeds of this transaction;
•the current minimum interest coverage ratio of 2.5 was extended through the quarter ending March 31, 2026 and increased to 3.5 for the quarter ended June 30, 2026 and thereafter;
◦if the Control Devices business sale is consummated, the minimum interest coverage ratio will increase to 3.5 as of the last day of the first full quarter ending after the sale and thereafter; and
•the maximum leverage ratio of 4.5 for the quarter ended September 30, 2025 and 3.5 for the quarter ended December 31, 2025 and thereafter remains unchanged.
The description of Amendment No. 2 to the Credit Agreement does not purport to be complete and is qualified in its entirety to the full text of Amendment No. 2 to the Credit Agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
ITEM 2.02    Results of Operations and Financial Condition.
On November 5, 2025, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the third quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1. On November 6, 2025, members of the Company’s senior management will hold the third quarter 2025 earnings conference call via webcast to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.

The press release and earnings conference call presentation contain certain non-GAAP financial measures, including Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Tax Expense (Benefit), Adjusted Net Loss, Adjusted Loss per Share (“Adjusted EPS”), Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Free Cash Flow, Net Debt, Adjusted Net Debt, Adjusted Debt and Adjusted Cash (collectively, the “Non-GAAP Financial Measures”). Management believes that the presentation of the Non-GAAP Financial Measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Non-GAAP Financial Measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2025 and 2024. For 2025, these items relate to after-tax and pre-tax business realignment costs, after-tax and pre-tax strategic review costs, after-tax and pre-tax share-based compensation accelerated vesting and adjustments for debt compliance calculations. For 2024, these items relate to after-tax and pre-tax business realignment costs, after-tax and pre-tax environmental remediation costs, and adjustments for debt compliance calculations. These Non-GAAP Financial Measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted (Income) Loss Before Tax, Adjusted Tax Expense (Benefit), Adjusted Net Loss, Adjusted EPS, EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Free Cash Flow, Net Debt, Adjusted Net Debt, Adjusted Debt and Adjusted Cash should not be considered a substitute for Gross Profit, Operating Income (Loss), Income (Loss) Before Tax, Income Tax Expense (Benefit), Net Loss, Loss per Share, Net Cash from Operating Activities, Debt or Cash and Cash Equivalents prepared in accordance with GAAP.

ITEM 7.01    Regulation FD Disclosure.
The information set forth in Item 2.02 above is hereby incorporated herein by reference.
The information in this report, including the press release and the earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Fifth Amended and Restated Credit Agreement and Consent Agreement, dated November 5, 2025

99.1	Press release dated November 5, 2025, announcing results for the third quarter ended September 30, 2025

99.2	Third quarter 2025 results earnings conference call presentation materials, dated November 6, 2025

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: November 5, 2025	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)